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                                                                    EXHIBIT 99.1

                        AMERICAN MAIZE-PRODUCTS COMPANY
       SUBSCRIPTION RIGHT CERTIFICATE FOR SHARES OF CLASS B COMMON STOCK

     American Maize-Products Company (the "Company") is conducting a rights offering (the "Rights Offering") which entitles holders of Class B Common Stock (the "Rights Holders") on March 3, 1995 (the "Record Date") to receive .435 nontransferable rights (the "Rights") for each share of Class B Common Stock held of record on the Record Date. Each whole Right entitles the holder thereof to subscribe for one share of Class B Common Stock (the "Subscription Privilege") at a price of $40.00 per share (the "Subscription Price"). Rights Holders are entitled to subscribe for all or any portion of the shares to which they are entitled. The number of Rights distributed to each Rights Holder shall be rounded up to the nearest whole number. No more than 757,943 shares of Class B Common Stock will be issued upon the exercise of Rights. If Rights to purchase in excess of 757,943 shares are exercised, the Company will allocate the 757,943 shares available for purchase to the exercising Rights Holders on a pro rata basis, to the extent practicable.

     Class B Common Stock not subscribed for pursuant to the Subscription Privilege will be purchased, upon satisfaction of certain conditions, by Cerestar USA, Inc., a Delaware corporation ("Cerestar USA") and a wholly-owned subsidiary of Eridania Beghin-Say, S.A., a corporation organized under the laws of France ("EBS"), pursuant to a Stock Purchase Agreement dated as of February 22, 1995 among the Company, EBS and Cerestar USA.

     FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING, PLEASE REFER TO THE PROSPECTUS DATED MARCH 17, 1995 (THE "PROSPECTUS"), WHICH IS INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE BANK OF NEW YORK. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE PROSPECTUS.

     THE SUBSCRIPTION RIGHT CERTIFICATE OR A PROPERLY COMPLETED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE BANK OF NEW YORK (THE "SUBSCRIPTION AGENT") WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK TIME, ON APRIL 10, 1995, UNLESS EXTENDED IN THE SOLE DISCRETION OF THE COMPANY (AS IT MAY BE EXTENDED, THE "TERMINATION TIME"). ANY RIGHTS NOT EXERCISED PRIOR TO THE TERMINATION TIME WILL EXPIRE.

           By Mail or Express Mail:                   By Hand or Overnight Courier:
             The Bank of New York                          The Bank of New York
   Attention: Tender & Exchange Department       Attention: Tender & Exchange Department
    P.O. Box 11248, Church Street Station     101 Barclay Street, Receive and Deliver Window
        New York, New York 10286-1248                    New York, New York 10286

     Full Payment of the Subscription Price per share for all shares of Class B
Common Stock subscribed for pursuant to the Subscription Privilege must be made payable in United States Dollars by uncertified, certified or cashier's check, bank draft or money order payable to the Bank of New York. Wire Transfer of this amount may be directed to the Bank of New York, ABA #021000018, For Further
Credit to A/C 8900060603, Ref: AMERICAN MAIZE-PRODUCTS COMPANY. Indicate name of the institution wire transferring funds:
                                        -------------------------------------

     ANY SUBSCRIPTION FOR SHARES OF CLASS B COMMON STOCK IN THE RIGHTS OFFERING
MADE HEREBY IS IRREVOCABLE.

     Stock certificates for the shares of Class B Common Stock subscribed for pursuant to the Subscription Privilege will be delivered as soon as practicable after the Termination Time.

                 THESE SUBSCRIPTION RIGHTS ARE NON-TRANSFERABLE
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                          Subscription Certificate #:
                                                     ---------------------------

                                    Number of Rights:
                                                     ---------------------------

             Number of Shares of Class B
             Common Stock available for Subscription:
                                                     ---------------------------

    INFORMATION: Complete Part 1 of the Subscription Right Certificate and, if applicable, the Part 2 special delivery instructions, and SIGN THIS SUBSCRIPTION
RIGHT CERTIFICATE. If Rights are being exercised, complete the enclosed
Substitute Form W-9.

    PART 1 -- SUBSCRIPTION FOR SHARES OF CLASS B COMMON STOCK IN THE RIGHTS
OFFERING: THE UNDERSIGNED HEREBY IRREVOCABLY SUBSCRIBES FOR SHARES OF CLASS B
COMMON STOCK IN THE RIGHTS OFFERING AS INDICATED BELOW, ON THE TERMS AND SUBJECT
TO THE CONDITIONS SPECIFIED HEREIN AND IN THE PROSPECTUS, RECEIPT OF WHICH IS
HEREBY ACKNOWLEDGED.

    (a) Number of shares subscribed for pursuant to Rights:
                                                            -------------------

    (b) Total Subscription Price (number of shares on line (a) multiplied by
        the Subscription Price of $40.00):                  $
                                                            -------------------
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    PART 2 -- SPECIAL DELIVERY INSTRUCTIONS FOR RIGHTS HOLDERS: UNLESS OTHERWISE
INDICATED BELOW, THE SUBSCRIPTION AGENT IS HEREBY AUTHORIZED TO DELIVER
CERTIFICATES FOR CLASS B COMMON STOCK TO RIGHTS HOLDERS AT THE ADDRESS SET FORTH
ABOVE.

    To be completed ONLY if the certificate representing the Class B Common
Stock is to be sent to an address other than that shown above. (See Paragraphs 2 and 3(b) of the Instructions)

Mail and deliver to:

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

Name: -----------------------------------                    ------------------------------------------------------
      (Please Print)                                         Street Address

- ------------------------------------------------------       ------------------------------------------------------
City                  State         Zip Code                 Social Security or Tax ID#

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                                 ACKNOWLEDGMENT

     THE SUBSCRIPTION RIGHT CERTIFICATE IS NOT VALID UNLESS YOU SIGN BELOW

    I/We acknowledge receipt of the Prospectus and understand that after delivery to the Company, I/we may not modify or revoke this order.

    Under penalties of perjury, I/we certify that the information contained herein, including the social security number or taxpayer identification number given above, is correct.

    The signature below must correspond with the name of the registered holder exactly as it appears on the books of the Company's transfer agent without any alteration or change whatsoever.


    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
                       Signature(s) of Registered Holder

         Dated:
               ---------------------------------------------------, 1995

    If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.

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
Name(s): ---------------------------------------------       Daytime Phone (        ) -----------------------------

- ------------------------------------------------------       Evening Phone (        ) -----------------------------
(Please Print)
Capacity (Full Title)                                        Social Security or Taxpayer ID#
                     ---------------------------------                                        -------------------------
Address -----------------------------------------------
(Including Zip Code)

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                           GUARANTEE OF SIGNATURE(S)

    All Rights Holders who specify special delivery instructions pursuant to
Part 2 of this Subscription Right Certificate must have their signatures guaranteed by an Eligible Institution. An "Eligible Institution" for this purpose is a bank, stockbroker, savings and loan association and credit union with membership in an approved signature guaranteed medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

Authorized Signature                                         Name of Firm -----------------------------------------
                    -----------------------------------

Name ------------------------------------------------        Address ----------------------------------------------

Title -------------------------------------------------      Area Code and Telephone Number -----------------------

Dated: ------------------------------, 1995

THE RIGHTS AND THE CLASS B COMMON STOCK ISSUABLE UPON EXERCISE THEREOF ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND WILL NOT BE INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION.

                                 PAYER'S NAME:

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
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 SUBSTITUTE                PART 1: PLEASE PROVIDE YOUR TIN IN THE  ---------------------------------
 FORM W-9                  BOX TO THE RIGHT AND CERTIFY BY SIGNING ---------------------------------
                           AND DATING BELOW                        Social Security Number OR
                                                                   Employer Identification No.
                          --------------------------------------------------------------------------
                          PART 2:  For Payees NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.


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 Payer's Request for      PART 3: Awaiting TIN / /      Please see below
  Taxpayer
  Identification Number
  (TIN)
- ----------------------------------------------------------------------------------------------------

 CERTIFICATION. Under penalties of perjury, I certify that (1) the number above on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me, and (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)
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  SIGNATURE                                                                DATE
            --------------------------------------------------------            --------------------
  NAME
  --------------------------------------------------------------------------------------------------
                                                          (PLEASE PRINT)
  ADDRESS
  --------------------------------------------------------------------------------------------------
             ---------------------------------------------------------------------------------------
                                                        (INCLUDE ZIP CODE)
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

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY DIVIDEND PAYMENTS MADE TO YOU ON SHARES OF CLASS B COMMON
      STOCK ISSUED UPON EXERCISE OF THE RIGHTS. PLEASE REVIEW THE ENCLOSED
      GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
      SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
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           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS
 Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable dividend payments made to me thereafter on shares of Class B Common
 Stock issued upon exercise of the Rights will be withheld until I provide a taxpayer identification number.

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
  -------------------------------------------------              -------------------------------------------
                      Signature                                                     Date

  -------------------------------------------------
                 Name (Please Print)

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